UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2005

ALLIED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22276	58-0360550
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

160 Clairemont Avenue, Suite 200
Decatur, Georgia
(Address of principal executive offices)

30030
(Zip Code)

Registrant’s telephone number, including area code: (404) 370-1100

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Signature
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED JANUARY 10, 2005

      Item 9.02 Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits

99.1	Press Release of Allied Holdings, Inc. issued January 10, 2005.

     Item 2.02 Results of Operations and Financial Condition.

            The information set forth under this Item 12, including the Exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

            On January 10, 2005, Allied Holdings, Inc. issued a press release reporting its financial results for the third quarter ended September 30, 2004. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2005

ALLIED HOLDINGS, INC.
By:	/s/ David A. Rawden
Name:	David A. Rawden
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Allied Holdings, Inc. issued January 10, 2005.